Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

Berry Plastics to Acquire AVINTIV Inc. Creating Global Leader in

Plastics Packaging and Engineered Specialty Materials

•	Transformational acquisition will enhance Berry Plastics’ ability to capitalize on the rapidly growing global markets for hygiene and healthcare with products complementary to the Berry Plastics portfolio

CHARLOTTE, N.C. – July 31, 2015 – AVINTIV Inc. (“AVINTIV”) announced today that they have entered into a definitive agreement for Berry Plastics Group, Inc. (“Berry Plastics”) to acquire AVINTIV from private equity funds managed by The Blackstone Group LP for approximately $2.45 billion in cash on a debt-free, cash-free basis.

Berry Plastics Group is a leading provider of value-added plastic consumer packaging and engineered materials delivering high-quality customized solutions to our customers with annual net sales of $5.0 billion in fiscal 2014. With world headquarters in Evansville, Indiana, the Company’s common stock is listed on the New York Stock Exchange under the ticker symbol BERY.

“We are extremely excited to welcome the team and global capabilities of AVINTIV to the Berry organization,” said Jon Rich, Chairman and CEO of Berry Plastics. “The combination of Berry Plastics and AVINTIV creates a global leader in plastics packaging and engineered specialty materials with enhanced technology, material and commercial capabilities to more broadly serve our customers.”

Joel Hackney, AVINTIV’s Chief Executive Officer, commented, “AVINTIV has made tremendous progress advancing our mission to create a safer, cleaner, and healthier world. Joining Berry creates an ideal platform to expand into new adjacencies, strengthen our current capabilities, and bring new innovations to our customers. Our employees’ hard work and dedication has enabled us to deliver consistent growth and margin expansion and will continue to play a critical role in the success of Berry.”

The proposed transaction, which is subject to customary closing conditions, is expected to close by the end of calendar year 2015.

Berry Plastics has secured committed debt financing to fund the transaction and expects to utilize the strong, recession-resistant free cash flow of the combined business to reduce leverage following the transaction. Additionally, subject to market conditions, Berry will consider raising a modest amount of equity to result in a net debt to adjusted EBITDA ratio of approximately 5 times.

Credit Suisse and Barclays acted as financial advisors and Bryan Cave acted as legal advisor for Berry Plastics. Citi and BofA Merrill Lynch acted as financial advisors and Simpson Thatcher & Bartlett LLP acted as legal advisor for AVINTIV and Blackstone.

About AVINTIV

AVINTIV Inc. is one of the world’s leading developers, producers, and marketers of specialty materials used in infection prevention, personal care, and high performance solutions. With 23 locations in 14 countries, an employee base of over 4,500 people and the broadest range of process technologies in our industry, AVINTIV is a global supplier to leading consumer and industrial product manufacturers. AVINTIV’s manufacturing facilities are strategically located near many key customers. We work closely with them to provide engineered solutions to meet increasing demand for more sophisticated products.

For AVINTIV:

Media Contacts

Liz Cohen	Kelly Gawlik
Weber Shandwick	Weber Shandwick
212.445.8044	212.445.8368
Liz.cohen@webershandwick.com	kgawlik@webershandwick.com

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Forward-looking statements

Certain statements and information included in this release may constitute “forward looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “would,” “could,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “anticipates” “outlook,” or “looking forward,” or similar expressions that relate to our strategy, plans or intentions. All statements we make relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results or to our expectations regarding future industry trends are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance, or achievements of Berry Plastics to be materially different from any future results, performance, or achievements expressed or implied in such forward looking statements. Additional discussion of factors that could cause actual results to differ materially from management’s projections, forecasts, estimates and expectations is contained in the companies’ SEC filings. The companies do not undertake any obligation to update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those that we expected.

All forward-looking information and subsequent written and oral forward-looking statements attributable to us, or to persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements. Some of the factors that we believe could affect our results include: (1) risks associated with our substantial indebtedness and debt service; (2) changes in prices and availability of resin and other raw materials and our ability to pass on changes in raw material prices on a timely basis; (3) the impact of potential changes in interest rates: (4) performance of our business and future operating results; (5) risks related to our acquisition strategy and integration of acquired businesses; (6) reliance on unpatented know-how and trade secrets; (7) increases in the cost of compliance with laws and regulations, including environmental, safety, and production and product laws and regulations; (8) risks related to disruptions in the overall economy and the financial markets may adversely impact our business; (9) catastrophic loss of one of our key manufacturing facilities, natural disasters, and other unplanned business interruptions; (10) risks of competition, including foreign competition, in our existing and future markets; (11) general business and economic conditions, particularly an economic downturn; (12) the ability of our insurance to cover fully our potential exposures; (13) risks that our restructuring programs may entail greater implementation costs or result in lower costs savings than anticipated, and (14) the other factors discussed in the under the heading “Risk Factors” in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you. Accordingly, readers should not place undue reliance on those statements. All forward-looking statements are based upon information available to us on the date of this release. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Certain Non-GAAP Information

Adjusted EBITDA is not a financial measure that is required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). This non-GAAP financial measure should not be considered as alternatives to operating or net income or cash flows from operating activities, in each case determined in accordance with GAAP. Adjusted EBITDA is a non-GAAP financial measure used by management to measure the performance of the Company’s operations, and also among the criteria upon which performance-based compensation may be based. Adjusted EBITDA also is used by our lenders for debt covenant compliance purposes.

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